UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2006

FOOTHILLS RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-31546	98-0339560
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4540 California Avenue, Suite 550
Bakersfield, California	93309
(Address of principal executive offices)	(Zip Code)

(661) 716-1320
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 6, 2006, on such date (the “Closing Date”) the Company closed a private offering of units of its securities (the “Offering”), each unit consisting of one share of common stock and a warrant to acquire three-quarters of a share of common stock. In connection with the Offering the Company entered into a Registration Rights Agreement with the investors in the Offering dated as of April 6, 2006, a copy of which agreement was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on April 6, 2006. Pursuant to the Registration Rights Agreement, the Company agreed to file a registration statement (the “Registration Statement”) within 120 days of the Closing Date (the “Registration Filing Date”) registering for resale the shares of common stock purchased by the investors in the Offering, the shares of common stock issuable on exercise of the warrants issued to the investors in the Offering and the shares of common stock issued as the finder fee (collectively, the “Registrable Securities”). Also, the Company agreed to use its commercially reasonable best efforts to cause such Registration Statement to be declared effective prior to 120 days following the Registration Filing Date (the “Registration Default Date”). Pursuant to its terms, the Registration Rights Agreement may be amended, and provisions of the Registration Rights Agreement may be waived, by consent in writing signed by the Company and the holders of a majority of the Registrable Securities.

As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on June 27, 2006, the Company executed definitive purchase and sale agreements, on June 21, 2006, by and among the Company, Foothills Texas, Inc. and TARH E&P Holdings L.P., pursuant to which Foothills Texas, Inc., a wholly owned subsidiary of the Company, will acquire four producing properties in Southeast Texas including the Goose Creek, Goose Creek East, Saratoga and Cleveland fields (the “TARH Acquisition”).

In contemplation of the TARH Acquisition and the related financing, on August 16, 2006, by consent of the Company and the holders of a majority of the Registrable Securities, the following actions were taken with respect to the Registration Rights Agreement: (i) the restriction in Section 3(d) of the Registration Rights Agreement was waived to the extent it prohibited the Company from registering any securities issued in connection with the TARH Acquisition and the financing thereof until the Registration Statement is declared effective by the SEC; (ii) the securities issued in connection with the TARH acquisition and the financing thereof were deemed “Registrable Securities” for purposes of Subsections 3(a), 3(b) and 3(c), and Sections 4, 5, and 6 of the Registration Rights Agreement (provided, however, that the definition of “Majority Holders” in the Registration Rights Agreement did not change); (iii) the definition of “Registration Filing Date” in Section 1 of the Registration Rights Agreement was amended to be August 31, 2006; and (iv) Section 3(e) of the Registration Rights Agreement was amended to cap the liquidated damages payable to any qualified purchaser to 12% of the purchase price per share of the Registrable Securities held by such qualified purchaser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Foothills Resources, Inc.

By: /s/ W. Kirk Bosché
Name: W. Kirk Bosché
Title: Chief Financial Officer

Date: August 22, 2006